                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 2004


                      ALLIED HEALTHCARE INTERNATIONAL INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified on its charter)


         1-11570                                       13-3098275
------------------------                  ------------------------------------
(Commission File Number)                  (IRS Employer Identification Number)


                                    NEW YORK
 ------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
   ---------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (212) 750-0064
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



 ------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On January 15, 2004, the Company issued a press release announcing that Timothy M. Aitken had retired as Chief Executive Officer of the Company, while remaining as Chairman of the Company. Susan L. Eames was promoted to Chief Executive Officer. A copy of the press release is attached to this Form 8-K.

         Exhibits:

         99.1     Press release, dated January 15, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2004

                                ALLIED HEALTHCARE INTERNATIONAL INC.


                                By:   /s/ Charles F. Murphy
                                    --------------------------------------
                                    Name:  Charles F. Murphy
                                    Title: Acting Chief Financial Officer